UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 3

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2002

                              Wireless Synergies, Inc.
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                 (Exact name of registrant specified in charter)


        Nevada                000-32229                76-0616474
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       (State of          (Commission File           (IRS Employer
    Incorporation)             Number)            Identification No.)


                                  2001 Potomac
                              Houston, Texas 77057

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               (Address of principal executive offices) (Zip Code)


                               (713) 785-6809
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             (Registrant's telephone number, including area code)




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        (Former name or former address, if changed since last report)




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      This Amendment No. 3 on Form 8-K/A amends the Current Report on Form
8-K/A, Amendment No. 2, dated March 13, 2002 (the "Current Report"), of Wireless Synergies, Inc., a Nevada corporation ("Wireless"), filed with the Securities and Exchange Commission on March 20, 2002.

ITEM 5.  OTHER EVENTS.

      The parties to that certain Amended and Restated Agreement and Plan of Merger among Wireless Synergies, Inc. ("Wireless"), 2KSounds Merger Co., Inc., 2KSounds, Inc. ("2KSounds") and certain stockholders of 2KSounds, dated March 13, 2002 (the "Merger Agreement"), acknowledge that the 10-for-1 forward stock split of Wireless common stock currently provided for in Section 7.02(a)(iii) of the Merger Agreement was inadvertently not corrected when the Merger Agreement was amended on March 13, 2002, and that the 20-for-1 forward stock split set forth in that certain press release issued by Wireless on March 15, 2002 sets forth the true intentions of the parties to the Merger Agreement. Accordingly, the parties to the Merger Agreement entered into an amendment on March 21, 2002 to correct such error and to reflect the true intentions of the parties thereto.

      No other terms of the Merger Agreement were amended. A copy of the amendment to the Merger Agreement is attached to this Current Report as
Exhibit 2.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.

(a):  Not Applicable

(b):  Not Applicable

(c):  Exhibits:

      2.1 Amendment to Amended and Restated Agreement and Plan of Merger dated March 21, 2002, among Wireless Synergies, Inc., 2KSounds Merger Co., Inc., 2KSounds, Inc., and certain stockholders of 2KSounds, Inc.

      99.1  Press Release of Wireless Synergies, Inc., dated March 15, 2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Wireless Synergies, Inc.


                                    By: /s/ Benjamin Hansel
                                        ----------------------
                                            Benjamin Hansel
                                            President

Dated:  March 21, 2002

                                  Exhibit Index

      2.1 Amendment to Amended and Restated Agreement and Plan of Merger dated March 21, 2002, among Wireless Synergies, Inc., 2KSounds Merger Co., Inc., 2KSounds, Inc., and certain stockholders of 2KSounds, Inc.

      99.1  Press Release of Wireless Synergies, Inc., dated March 15, 2002